EXHIBIT 16

Below is the schedule of computation for each performance quotation. The formula is a follows:

     P (1 + T)n = ERV

Where:
P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods

SMALL CAP SERIES.
For the year ended December 31, 1997:

T = (1,122.90 / 1,000.00)1/1 - 1
T = 12.29%
Therefore,
1,000.00 (1 + 12.29%)1 = 1.122.90

For the year ended December 31, 1996:  For the year ended December 31, 1995:
T = (1,100.60 / 1,000.00)1/1  - 1      T = (1,147.00 / 1,000.00)1/1  - 1
T = 10.06%                             T = 14.70%
Therefore,                             Therefore,
1,000.00 (1 + 10.06%)1 = 1,100.60      1,000.00 (1 + 14.70%)1 = 1,147.00

For the year ended December 31, 1994:  For the year ended December 31, 1993:
T = (1,080.06 / 1,000.00)1/1  - 1      T = (1,146.36 / 1,000.00)1/1 - 1
T = 8.01%                              T = 14.64%
Therefore,                             Therefore,
1,000.00 (1 + 8.01%)1 = 1,080.06       1,000.00 (1 + 14.64%)1 = 1,146.36

For the period April 30,1992 - December 31, 1992:
T = (1,161.99 / 1,000.00)1/1  - 1
T = 16.2%
Therefore,
1,000.00 (1 + 16.2%)1 = 1,161.99

For the year ended December 31, 1988:
T = (1,003.36 / 1,000.00)1/1 - 1
T = 0.33%
Therefore,
1,000.00 (1 + 0.33%)1 = 1,003.36

For the year ended December 31, 1987:
T = (1,108.91 / 1,000.00)1/1  - 1
T = 10.89%
Therefore,
1,000.00 (1 + 10.89%)1 = 1,108.91

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For the period January 6, 1986 - December 31, 1986:
T = (808.00 / 1,000.00)1/1 - 1
T = (19.2)%
Therefore,
1,000.00 (1 - 19.2%)1 = 808.00

TECHNOLOGY SERIES.
For the period January 1, 1997 - April 16, 1997:
No performance done due to full redemption of Series.

For the year ended December 31, 1996
T = (1,209.00 / 1,000.00)1/1  - 1
T = 20.90%
Therefore,
1,000.00 (1 + 20.90%)1  - 1 = 1,209.00

For  the  year  ended  December  31, 1995
T = (1,402.50 / 1,000.00)1/1  - 1
T = 40.25%
Therefore,
1,000.00 (1 + 40.25%)1  - 1 = 1,402.50

For the period August 29, 1994 - December 31, 1994:
T = (1,135.00 / 1,000.00)1/1  - 1
T = 13.5%
Therefore,
1,000.00 (1 + 13.5%)1 = 1,135.00

For the year ended December 31, 1991:  For the year ended December 31, 1990:
T = (1,361.00 / 1,000.00)1/1  - 1      T = (911.32 / 1,000.00)1/1 - 1
T = 36.1%                              T = (8.9)%
Therefore,                             Therefore,
1,000.00 (1 + 36.1%)1 = 1,361.00       1,000.00 (1 - 8.9%)1 = 911.32

For the year ended December 31, 1989:
T = (991.00 / 1,000.00)1/1  - 1
T = (0.9)%
Therefore,
1,000.00 (1 -0.9%)1 = 991.00

For the period November 4, 1998 - December 31, 1988:
T = (1,028.51 / 1,000.00)1/1 - 1
T = 2.85%
Therefore,
1,000.00 (1 + 2.85%)1 = 1,028.51


INTERNATIONAL SERIES.
For the year ended December 31, 1997:
T = (1,277.00 / 1,000.00) 1/1 - 1
T = 27.70%
Therefore,
1,000.00 (1 - 12.70%)1 = 1,277.70

For the year ended December 31, 1996:    For the year ended December 31, 1995:
T = (1,223.50 / 1,000)1/1  - 1           T = (1,041.40 / 1,000)1/1  - 1
T = 22.35%                               T = 4.14%
Therefore,                               Therefore,
1,000.00(1 + 22.35%)1 = 1,223.50         1,000.00(1 + 4.14%)1 = 1,041.40

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For the year ended December 31, 1994:    For the year ended December 31, 1993:
T = (855.23 / 1,000)1/1  - 1             T = (1,260.19 / 1,000.00)1/1 - 1
T = (14.48)%                             T = 26.0%
Therefore,                               Therefore,
1,000.00 (1 - 14.48%)1 = 855.23          1,000.00 (1 + 26.0%)1 = 1,260.19

For the period August 27, 1992 - December 31, 1992:
T = (1,060.12 / 1,000.00)1/1  - 1
T = 6.01%
Therefore,
1,000.00 (1 + 6.01%)1 = 1,060.12

LIFE SCIENCES SERIES.
For the period January 1, 1995 -  September 21, 1995:
T = (1,410.70 / 1,000.00)1/1
T = 41.07%
Therefore,
1,000.00 (1 + 41.07%)1 = 1,410.70

For the year ended December 31, 1994:
T = (1,102.97 / 1,000.00)1/1 - 1
T = 10.30%
Therefore,
1,000.00 (1 + 10.30%)1 = 1,120.97

For  the  year  ended  December 31, 1993:
T = (1,031.56 / 1,000.00)1/1 - 1
T = 3.16%
Therefore,
1,000.00 (1 + 3.16%)1 = 1,031.56

For the period October 7, 1992 - December 31, 1992:
T = (1,019.47 / 1,000.00)1/1 - 1
T = 1.95%
Therefore,
1,000.00 (1 + 1.95%)1 = 1,019.47

Performance for the Energy Series and Financial Services Series is not included since the series have not commenced investment activities.

NEW YORK TAX EXEMPT SERIES.
For the year ended December 31, 1997:   For the year ended December 31, 1996:
T = (1,083.30 / 1,000.00) 1/1 - 1       T = (1,033.20 / 1,000.00)1/1 - 1
T = 8.33%                               T = 3.32%
Therefore,                              Therefore,
1,000.00 (1 + 8.33%) 1 = 1,083.30       1,000.00 (1 + 3.32%) 1 = 1,033.20

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For the period January 17, 1994 - December 31, 1994:
T = (931.84 / 1,000.00)1/1 - 1
T = (6.82)%
Therefore,
1,000.00 (1 - 6.82%)1 = 931.84

For the period ended December 31, 1995:
T = (1,167.81 / 1,000.00)1/1 - 1
T = 16.78%
Therefore,
1,000.00 (1 + 16.78%)1 = 1,167.81

OHIO TAX EXEMPT SERIES.
For the year ended December 31, 1997:   For the year ended December 31, 1996:
T = (1,079.20 / 1,000.00)1/1 - 1        T = (1,031.60 / 1,000.00)1/1 - 1
T = 7.92%                               T = 3.16%
Therefore,                              Therefore,
1,000.00 (1 + 7.92%) 1 = 1,079.20       1,000.00 (1 + 3.16%) 1 = 1,031.60

For the period February 14, 1994 -
December 31, 1994:     For the period ended December 31, 1995:
T = (937.72 / 1,000.00)1/1 - 1     T = (1,171.40 / 1,000.00)1/1 - 1
T = (6.23)%     T = 17.14%
Therefore,     Therefore,
1,000.00 (1 - 6.23%)1 = 937.72     1,000.00 (1 + 17.14%)1 = 1,171.40

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Diversified Tax Exempt Series.
For the period ended December 31, 1997: For the period ended December 31,1996:
T = (1,079.20 / 1,000.00)1/1 - 1        T = (1,033.30 / 1,000.00)1/1 - 1
T = 7.92%                               T = 3.33%
Therefore,                              Therefore,
1,000.00 (1 + 7.92%) 1 = 1,079.20       1,000.00 (1 + 3.33%) 1 = 1,033.30

For the period February 14, 1994 - December 31, 1994:
T = (946.14 / 1,000.00)1/1 - 1
T = (5.39)%
Therefore,
1,000.00 (1 - 5.39%)1 = 946.14

For the period ended December 31, 1995:
T = (1,162.90 / 1,000.00)1/1 - 1
T = 16.29%
Therefore,
1,000.00 (1 + 16.29%)1 = 1,162.90

WORLD OPPORTUNITIES SERIES.
For the year ended December 31, 1997
T = (1,078.10 / 1,000.00)1/1 - 1
T = 7.81%
Therefore,
1,000.00 (1 + 7.81%)1 = 1,078.10

For the period September 6, 1996 - December 31, 1996:
T = (1,048.20 / 1,000.00)1/1 - 1
T = 4.82%
Therefore,
1,000.00 (1 + 4.82%)1 = 1,048.20

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GLOBAL FIXED INCOME SERIES.
For the period October 31, 1997 - December 31, 1997:
T = (1,020.00 / 1,000.00)1/1 - 1
T = 2.00%
Therefore,
1,000.00 (1 + 2.00%)1 = 1,020.00

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